Notes Receivable, Net	12 Months Ended
Dec. 31, 2024
Notes Receivable, Net [Abstract]
NOTES RECEIVABLE, NET

NOTE 4 — NOTES RECEIVABLE, NET

	As of December 31,
	2024	2023
Notes receivable, gross	$384,931	$2,004,616
Less: allowance for expected credit loss	(3,053)	(18,753)
Notes receivable, net	$381,878	$1,985,863

As of December 31, 2024, notes receivable that have been endorsed and transferred but are not yet due amounted to $7.1 million.

For the year ended December 31, 2022, the Company recognized $26,154 of allowance for expected credit loss in general and administrative expenses. For the year ended December 31, 2023, the Company reversed $7,264 of allowance for expected credit loss in general and administrative expenses. For the year ended December 31, 2024, the Company reversed $15,406 of allowance for expected credit loss in general and administrative expenses.